EXHIBIT 10.1

AMENDMENT NO. 2

TO

GRAFTECH INTERNATIONAL LTD. 2005 EQUITY INCENTIVE PLAN

WHEREAS, the GrafTech International Ltd. 2005 Equity Incentive Plan (the “Plan”) was adopted, effective May 25, 2005; and

WHEREAS, GrafTech International Ltd. wishes to amend the Plan to increase the number of shares of Common Stock that may be delivered under the 2005 Plan by 4,000,000 shares;

NOW, THEREFORE, the Plan is hereby amended, effective upon the approval of this Amendment No. 2 by the stockholders of GrafTech International Ltd., as follows:

Section 3.1 of the Plan is amended to read:

“3.1 Number of Shares. Subject to Sections 3.2 and 3.3, the aggregate number of Shares that may be delivered under this Plan is 8,800,000 Shares. The Shares delivered under this Plan may consist of authorized but unissued Shares or issued Shares that have been reacquired by the Company.”

Approved on behalf of GRAFTECH INTERNATIONAL LTD. and its Subsidiaries

By:	/s/ Craig S. Shular
Name:	Craig S. Shular
Title:	CEO, President, and Chairman of the Board
Date:	May 19, 2009